                                                              EXHIBIT (h)(15)(i)

[ING FUND LOGO]

February 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective May 3, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                               Sincerely,

                                               /s/ Michael J. Roland
                                               -----------------------------
                                               Michael J. Roland
                                               Executive Vice President and
                                               Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    -----------------------------
Name:  Edward G. McGann
Title: Vice President Duly Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investment, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                        EFFECTIVE DATE
----                                                        --------------
ING EQUITY TRUST
  ING Convertible Fund                                        June 9, 2003
  ING Disciplined LargeCap Fund                               June 9, 2003
  ING Equity and Bond Fund                                    June 9, 2003
  ING Financial Services Fund                                 June 9, 2003
  ING Growth Opportunities Fund                               June 9, 2003
  ING LargeCap Growth Fund                                    June 9, 2003
  ING LargeCap Value Fund                                   February 1, 2004
  ING MidCap Opportunities Fund                               June 9, 2003
  ING MidCap Value Fund                                       June 9, 2003
  ING Principal Protection Fund                               June 2, 2003
  ING Principal Protection Fund II                            June 2, 2003
  ING Principal Protection Fund III                           June 2, 2003
  ING Principal Protection Fund IV                            June 2, 2003
  ING Principal Protection Fund V                             June 2, 2003
  ING Principal Protection Fund VI                            June 2, 2003
  ING Principal Protection Fund VII                            May 1, 2003
  ING Principal Protection Fund VIII                        October 1, 2003
  ING Principal Protection Fund IX                          February 2, 2004
  ING Principal Protection Fund X                                  TBD
  ING Principal Protection Fund XI                                 TBD
  ING Real Estate Fund                                        June 9, 2003
  ING SmallCap Opportunities Fund                             June 9, 2003
  ING SmallCap Value Fund                                     June 9, 2003
  ING Tax Efficient Equity Fund                               June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                               April 7, 2003
  ING GNMA Income Fund                                        April 7, 2003
  ING High Yield Bond Fund                                    April 7, 2003
  ING High Yield Opportunity Fund                             April 7, 2003
  ING Intermediate Bond Fund                                  April 7, 2003
  ING Lexington Money Market Trust                            April 7, 2003
  ING Money Market Fund                                       April 7, 2003
  ING National Tax-Exempt Bond Fund                           April 7, 2003

ING GET FUND
  ING GET Fund - Series E                                     July 14, 2003
  ING GET Fund - Series G                                     July 14, 2003
  ING GET Fund - Series H                                     July 14, 2003
  ING GET Fund - Series I                                     July 14, 2003
  ING GET Fund - Series J                                     July 14, 2003
  ING GET Fund - Series K                                     July 14, 2003

ING GET FUND (CONT.)
  ING GET Fund - Series L                                     July 14, 2003
  ING GET Fund - Series M                                     July 14, 2003
  ING GET Fund - Series N                                     July 14, 2003
  ING GET Fund - Series P                                     July 14, 2003
  ING GET Fund - Series Q                                     July 14, 2003
  ING GET Fund - Series R                                     July 14, 2003
  ING GET Fund - Series S                                     July 14, 2003
  ING GET Fund - Series T                                     July 14, 2003
  ING GET Fund - Series U                                     July 14, 2003
  ING GET Fund - Series V                                    March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                           June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                       January 6, 2003
  ING AIM Mid Cap Growth Portfolio                           January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                      January 6, 2003
  ING American Funds Growth Portfolio                       September 2, 2003
  ING American Funds Growth-Income Portfolio                September 2, 2003
  ING American Funds International Portfolio                September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio            January 13, 2003
  ING Capital Guardian Managed Global Portfolio             January 13, 2003
  ING Capital Guardian Small Cap Portfolio                  January 13, 2003
  ING Developing World Portfolio                            January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio             January 6, 2003
  ING Evergreen Health Sciences Portfolio                      May 3, 2004
  ING Evergreen Omega Portfolio                                May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                  January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio        January 6, 2003
  ING Hard Assets Portfolio                                 January 13, 2003
  ING International Portfolio                               January 13, 2003
  ING Janus Growth and Income Portfolio                     January 13, 2003
  ING Janus Special Equity Portfolio                        January 13, 2003
  ING Jennison Equity Opportunities Portfolio                January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                   January 13, 2003
  ING Julius Baer Foreign Portfolio                         January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                    May 1, 2004
  ING Lifestyle Growth Portfolio                               May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                      May 1, 2004
  ING Lifestyle Moderate Portfolio                             May 1, 2004
  ING Limited Maturity Bond Portfolio                        January 6, 2003
  ING Liquid Assets Portfolio                                January 6, 2003
  ING Marsico Growth Portfolio                              January 13, 2003
  ING Mercury Focus Value Portfolio                          January 6, 2003

ING INVESTORS TRUST (CONT.)
  ING Mercury Fundamental Growth Portfolio                    January 6, 2003
  ING MFS Mid Cap Growth Portfolio                           January 13, 2003
  ING MFS Research Portfolio                                 January 13, 2003
  ING MFS Total Return Portfolio                             January 13, 2003
  ING PIMCO Core Bond Portfolio                              January 13, 2003
  ING PIMCO High Yield Portfolio                             November 5, 2003
  ING Salomon Brothers All Cap Portfolio                      January 6, 2003
  ING Salomon Brothers Investors Portfolio                    January 6, 2003
  ING Stock Index Portfolio                                  November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
  ING UBS U.S. Balanced Portfolio                             January 6, 2003
  ING Van Kampen Equity Growth Portfolio                     January 13, 2003
  ING Van Kampen Global Franchise Portfolio                  January 13, 2003
  ING Van Kampen Growth and Income Portfolio                 January 13, 2003
  ING Van Kampen Real Estate Portfolio                       January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                      June 9, 2003
  ING International Value Fund                               November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                November 3, 2003
  ING Foreign Fund                                             July 1, 2003
  ING Global Equity Dividend Fund                           September 2, 2003
  ING Global Real Estate Fund                                November 3, 2003
  ING International Fund                                     November 3, 2003
  ING International SmallCap Growth Fund                     November 3, 2003
  ING Precious Metals Fund                                   November 3, 2003
  ING Russia Fund                                            November 3, 2003
  ING Worldwide Growth Fund                                  November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                      June 2, 2003
  ING Aeltus Money Market Fund                                 June 2, 2003
  ING Balanced Fund                                            June 2, 2003
  ING Bond Fund                                                June 2, 2003
  ING Classic Principal Protection Fund I                      June 2, 2003
  ING Classic Principal Protection Fund II                     June 2, 2003
  ING Classic Principal Protection Fund III                    June 2, 2003
  ING Classic Principal Protection Fund IV                     June 2, 2003
  ING Equity Income Fund                                       June 9, 2003
  ING Global Science and Technology Fund                       June 2, 2003
  ING Government Fund                                          June 2, 2003
  ING Growth Fund                                              June 9, 2003

ING SERIES FUND, INC. (CONT.)
  ING Index Plus LargeCap Fund                                 June 9, 2003
  ING Index Plus MidCap Fund                                   June 9, 2003
  ING Index Plus Protection Fund                               June 2, 2003
  ING Index Plus SmallCap Fund                                 June 9, 2003
  ING International Growth Fund                              November 3, 2003
  ING Small Company Fund                                       June 9, 2003
  ING Strategic Allocation Balanced Fund                       June 2, 2003
  ING Strategic Allocation Growth Fund                         June 2, 2003
  ING Strategic Allocation Income Fund                         June 2, 2003
  ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                       June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                     December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                      March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                       June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                    September 10, 2004
  ING GET U.S. Opportunity Portfolio - Series 1                     TBD
  ING GET U.S. Opportunity Portfolio - Series 2                     TBD
  ING VP Worldwide Growth Portfolio                          November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio               July 7, 2003
  ING VP Growth Portfolio                                      July 7, 2003
  ING VP Index Plus LargeCap Portfolio                         July 7, 2003
  ING VP Index Plus MidCap Portfolio                           July 7, 2003
  ING VP Index Plus SmallCap Portfolio                         July 7, 2003
  ING VP International Equity Portfolio                      November 3, 2003
  ING VP Small Company Portfolio                               July 7, 2003
  ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                October 6, 2003
  ING VP Disciplined Largecap Portfolio                       October 6, 2003
  ING VP Financial Services Portfolio                           May 1, 2004
  ING VP Growth + Value Portfolio                             October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
  ING VP Growth Opportunities Portfolio                      October 6, 2003
  ING VP High Yield Bond Portfolio                           October 6, 2003
  ING VP International Value Portfolio                      November 3, 2003
  ING VP LargeCap Growth Portfolio                           October 6, 2003
  ING VP MagnaCap Portfolio                                  October 6, 2003
  ING VP MidCap Opportunities Portfolio                      October 6, 2003
  ING VP Real Estate Portfolio                                 May 1, 2004
  ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                               July 7, 2003

ING VP BOND PORTFOLIO                                         July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                          November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                 July 1, 2003

ING VP NATURAL RESOURCES TRUST                               October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                             October 6, 2003
  The Bond Portfolio                                         October 6, 2003
  The Money Market Portfolio                                 October 6, 2003
  The Stock Portfolio                                        October 6, 2003